EXHIBIT 99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Variable Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSRS for the period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: August 25, 2003

/s/ KARLA M. RABUSCH
Karla M. Rabusch President Wells Fargo Variable Trust

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to Wells Fargo Variable Trust and will be retained by Wells Fargo Variable Trust and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

EXHIBIT 99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Variable Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSRS for the period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: August 25, 2003

/s/ STACIE D. DEANGELO
Stacie D. DeAngelo Treasurer Wells Fargo Variable Trust

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to Wells Fargo Variable Trust and will be retained by Wells Fargo Variable Trust and furnished to the U.S. Securities and Exchange Commission or its staff upon request.